SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 24, 2017

ULTRA CLEAN HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-50646		61-1430858
(Commission File Number)		(IRS Employer Identification No.)

26462 CORPORATE AVENUE HAYWARD, CA		94545
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (510) 576-4400

n/a
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Company’s Annual Meeting of Stockholders held on May 24, 2017, stockholders considered and approved five proposals, each of which is described in more detail in the Company’s definitive proxy statement filed on April 21, 2017 for the Annual Meeting of Stockholders.

The vote results detailed below represent the final results as certified by the Inspector of Elections:

Proposal 1

Election of directors for a one-year term.

Director	For	Against	Abstain	Broker Non-Votes
Clarence L. Granger	20,855,411	1,637,644	23,008	6,357,427
James P. Scholhamer	21,579,734	916,228	20,101	6,357,427
David T. ibnAle	22,264,782	226,930	24,351	6,357,427
Leonid Mezhvinsky	19,925,514	2,566,758	23,791	6,357,427
Emily M. Liggett	21,305,102	1,186,740	24,221	6,357,427
Thomas T. Edman	22,340,897	151,295	23,871	6,357,427
Barbara V. Scherer	22,345,440	147,382	23,241	6,357,427
Jeffrey S. Andreson	21,916,376	576,016	23,671	6,357,427

Proposal 2

Approval of the amendment and restatement of the Company’s stock incentive plan (the “Plan”) to increase the number of shares available for issuance under the Plan by an additional 2,700,000 shares and to extend the term of the Plan to 2027.

For	Against	Abstain	Broker Non-Votes
20,879,336	1,606,775	29,952	6,357,427

Proposal 3

Ratification of the appointment of Moss Adams LLP to serve as the Company’s independent registered public accounting firm for fiscal 2017.

For	Against	Abstain
28,727,252	21,329	124,909

Proposal 4

Approval, by non-binding advisory vote, of the compensation paid by the Company to its Named Executive Officers.

For	Against	Abstain	Broker Non-Votes
21,590,280	524,831	400,952	6,357,427

 Proposal 5

Selection, by a non-binding advisory vote, of the frequency with which stockholders of the Company will be asked to approve, by a non-binding advisory vote, the compensation paid by the Company to its Named Executive Officers.

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
15,714,453	35,082	6,368,137	398,391	6,357,427

In line with the advisory voting by the Company’s stockholders, the Company has decided that it will include an advisory stockholder vote on executive compensation in its proxy materials on an annual basis until the next required advisory vote on the frequency of stockholder votes on executive compensation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ULTRA CLEAN HOLDINGS, INC.

Date:	May 30, 2017	By:	/s/ Sheri Brumm
			Name:	Sheri Brumm
			Title:	Chief Financial Officer, Senior Vice President and Secretary